Exhibit 99.1

Investor Contact:	Michael R. Kourey, CFO
Polycom, Inc.
925-924-5742
mkourey@polycom.com

Press Contact:	Kevin Young
Polycom, Inc.
925-924-5706
kyoung@polycom.com

POLYCOM REPORTS SECOND QUARTER 2009 EARNINGS

Network Systems Revenues Year-over-Year Growth Rate Increases to 18 Percent;

Video Communications Revenues Return to Quarter-to-Quarter Growth;

Voice Revenues Stabilize

PLEASANTON, Calif. – July 15, 2009 – Polycom, Inc. (NASDAQ: PLCM), the global leader in telepresence, video and voice communications solutions, today reported its earnings for the second quarter ended June 30, 2009.

Second quarter 2009 consolidated net revenues were $230.7 million, compared to $271.6 million for the second quarter of 2008. Non-GAAP net income for the second quarter of 2009 was $24.3 million, or 29 cents per diluted share. This compares to Non-GAAP net income of $30.7 million, or 35 cents per diluted share, for the second quarter of 2008. GAAP net income for the second quarter of 2009 was $15.3 million, or 18 cents per diluted share, compared to $17.8 million, or 20 cents per diluted share, for the same period last year.

For the six months ended June 30, 2009, net revenues were $456.1 million, compared to $530.5 million for the first six months of 2008. Non-GAAP net income for the period was $46.8 million, or 55 cents per diluted share, compared to $63.4 million, or 71 cents per diluted share, for the first six months of 2008. GAAP net income for the six months ended June 30, 2009 was $23.4 million, or 28 cents per diluted share, compared to GAAP net income of $32.0 million, or 36 cents per diluted share, for the same period last year.

The reconciliation between GAAP net income and Non-GAAP net income is provided in the tables at the end of this release.

On a product line basis, including applicable service revenues, consolidated net revenues for the second quarter of 2009 were comprised of:

•	70 percent video solutions, or $161.7 million (56 percent video communications, or $128.7 million, and 14 percent network systems, or $33.0 million); and

•	30 percent voice communications, or $69.0 million.

This compares to the second quarter of 2008, in which consolidated net revenues were comprised of:

•	62 percent video solutions, or $169.2 million (52 percent video communications, or $141.2 million, and 10 percent network systems, or $28.0 million); and

•	38 percent voice communications, or $102.4 million.

“We experienced a notable improvement in customer demand across a broad-base of vertical markets within the commercial and public sectors during the second quarter,” said Robert Hagerty, Polycom chairman and CEO. “In fact, our video product lines have already returned to sequential growth, our network systems solutions year-over-year growth rate increased significantly from first quarter levels, and voice communications showed signs of stabilization. We believe this demonstrates that customers are increasingly prioritizing unified collaboration as a means to proactively manage their business, which our solutions deliver through a tangible return on investment (ROI) and productivity improvements.”

“Looking forward, I am excited by several important developments that position us for long-term growth. First, we believe Andrew Miller, executive vice president, Global Field Operations, is uniquely qualified to optimize our sales execution, both through our customer relationships and in building closer alignment with our channel partners. Second, we have made significant strides in our network systems solutions, which we believe now offer our customers the best quality, scalability, and ease of use in the business. Third, we are building closer strategic partnerships with the most important unified communications partners in the world. Recent examples include the launch of our Polycom® CX5000 video solution with Microsoft and the Cisco SIP certification of our new VVX™ business video phone. Fourth, cloud-based solutions create new opportunities for business-to-business communications through managed service offerings, and we are working closely with the leading global service providers to be at the forefront of these initiatives. With these developments in mind, I am confident we are poised to take advantage of growing opportunities in the marketplace to deliver solutions that literally transform our customers’ business models,” Hagerty concluded.

“Driven by the sequential growth in revenue and ongoing cost controls, we significantly improved our operating margins in the second quarter,” said Michael Kourey, Polycom senior vice president, finance and administration, and CFO. “Through improved revenue linearity and strong working capital management, we improved DSO, decreased inventories and, as a result, generated $46.8 million in positive operating cash flow, our 46th consecutive quarter of positive operating cash flow. We exited the quarter with a robust balance sheet, including $375.5 million in cash and investments and no debt.”

About Polycom

Polycom, Inc. (NASDAQ: PLCM) is the global leader in telepresence, video, and voice solutions and a visionary in communications that empower people to connect and collaborate everywhere. Please visit www.polycom.com for more information.

This release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 regarding future events, future demand for our products, and the future performance of the Company, including statements regarding customer prioritization of unified collaboration and the developments positioning us for long-term growth and growing marketplace opportunities, such as the optimization of our sales execution, our network systems product offerings, our strategic partnerships and new opportunities created by our cloud-based solutions. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the impact of competition on our product sales and for our customers and partners, potential fluctuations in results and future growth rates, risks associated with general economic conditions, including the continuation and prolonged impact of the crisis in the worldwide financial markets and the global recession, the market acceptance of Polycom’s products and changing market demands, including demands for differing technologies or product and services offerings, possible delays in the development, availability and shipment of new products, increasing costs and differing uses of capital, changes in key personnel and our sales organization that may cause disruption to the business, the impact of recent restructuring actions, and the impact of global conflicts such as those in the Middle East that may adversely impact our business. Many of these risks and uncertainties are discussed in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009, and in other reports filed by Polycom with the SEC. Polycom disclaims any intent or obligations to update these forward-looking statements.

As has been noted on the Company’s web site since July 8, 2009, Polycom will hold a conference call today, July 15, 2009, at 5:00 p.m. EDT/2:00 p.m. PT to discuss its second quarter earnings. Robert Hagerty, chairman, president and CEO, and Michael Kourey, chief financial officer, will host the conference call. You may participate by viewing the webcast at www.polycom.com or, for callers in the US and Canada, by calling 800.954.1052; and for callers outside of the US and Canada, by calling 212.231.2900, with the passcode being Polycom. A replay of the call will also be available at www.polycom.com or, for callers in the US and Canada, at 800.633.8284; and for callers outside of the US and Canada, at 402.977.9140. The access number for the replay is 21429624. A replay of the call will also be maintained on our website for twelve months at www.polycom.com under Investor Relations – Earnings Calls-Archives.

Polycom reserves the right to modify future product plans at any time. Products and/or related specifications referenced in this press release are not guaranteed and will be delivered on a when and if available basis.

© 2009 Polycom, Inc. All rights reserved. POLYCOM®, the Polycom “Triangles” logo and the names and marks associated with Polycom’s products are trademarks and/or service marks of Polycom, Inc. and are registered and/or common law marks in the United States and various other countries. All other trademarks are property of their respective owners.

POLYCOM, INC.

Non-GAAP Condensed Consolidated Statements of Operations

Excluding Stock-based compensation expense, Effect of stock-based compensation expense on warranty rates, Impact to cost of sales from purchase accounting adjustments to inventory, Acquisition-related costs, Purchased in-process research and development costs, Amortization and impairment of purchased intangibles, Restructuring costs, Litigation reserves and payments, Gain (loss) on strategic investments, and Income tax effect of the preceding adjustments

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2009	June 30, 2008	June 30, 2009	June 30, 2008
Revenues:
Product revenues	$188,419	$233,845	$371,713	$456,296
Service revenues	42,272	37,736	84,388	74,205

Total revenues	230,691	271,581	456,101	530,501

Cost of revenues:
Cost of product revenues	76,634	93,758	149,605	179,451
Cost of service revenues	18,974	18,933	38,690	36,117

Total cost of revenues	95,608	112,691	188,295	215,568

Gross profit	135,083	158,890	267,806	314,933

Operating expenses:
Sales and marketing	63,942	72,508	128,275	143,199
Research and development	26,187	33,618	52,767	65,638
General and administrative	11,126	12,694	22,840	25,420

Total operating expenses	101,255	118,820	203,882	234,257

Operating income	33,828	40,070	63,924	80,676

Other income (expense), net	(1,077)	936	(1,358)	5,182

Income before provision for income taxes	32,751	41,006	62,566	85,858
Provision for income taxes	8,424	10,299	15,729	22,409

Non-GAAP net income	$24,327	$30,707	$46,837	$63,449

Basic net income per share	$0.29	$0.36	$0.56	$0.73

Diluted net income per share	$0.29	$0.35	$0.55	$0.71

Weighted average shares outstanding for basic net income per share	83,753	86,357	83,689	87,441

Weighted average shares outstanding for diluted net income per share	85,054	88,204	84,652	89,225

Use of Non-GAAP Financial Information

To supplement our consolidated financial statements presented on a GAAP basis, Polycom uses non-GAAP measures of operating results, net income and income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Polycom’s underlying operational results and trends and our marketplace performance. For example, the non-GAAP results are an indication of our baseline performance before gains, losses or other charges that are considered by management to be outside of our core operating results. In addition, these adjusted non-GAAP results are among the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or diluted net income per share prepared in accordance with generally accepted accounting principles in the United States.

POLYCOM, INC.

Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2009	June 30, 2008	June 30, 2009	June 30, 2008
Revenues:
Product revenues	$188,419	$233,845	$371,713	$456,296
Service revenues	42,272	37,736	84,388	74,205

Total revenues	230,691	271,581	456,101	530,501

Cost of revenues:
Cost of product revenues	80,483	97,947	158,490	188,134
Cost of service revenues	19,591	19,764	40,060	38,018

Total cost of revenues	100,074	117,711	198,550	226,152

Gross profit	130,617	153,870	257,551	304,349

Operating expenses:
Sales and marketing	66,553	76,042	132,786	149,903
Research and development	28,075	36,501	56,528	71,435
General and administrative	12,728	15,028	26,317	29,922
Acquisition-related costs	—	3	—	162
Amortization of purchased intangibles	1,434	1,810	2,898	3,637
Restructuring costs	427	839	6,844	4,454
Litigation reserves and payments	—	1,163	—	7,401

Total operating expenses	109,217	131,386	225,373	266,914

Operating income	21,400	22,484	32,178	37,435

Other income (expense), net	(1,077)	936	(1,358)	5,182

Income before provision for income taxes	20,323	23,420	30,820	42,617
Provision for income taxes	4,998	5,578	7,470	10,569

Net income	$15,325	$17,842	$23,350	$32,048

Basic net income per share	$0.18	$0.21	$0.28	$0.37

Diluted net income per share	$0.18	$0.20	$0.28	$0.36

Weighted average shares outstanding for basic net income per share	83,753	86,357	83,689	87,441

Weighted average shares outstanding for diluted net income per share	85,054	88,204	84,652	89,225

POLYCOM, INC.

GAAP to Non-GAAP Reconciliation

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended June 30, 2009			Six Months Ended June 30, 2009
	GAAP	Excluded	Non-GAAP	GAAP	Excluded	Non-GAAP
Revenues:
Product revenues	$188,419	$—	$188,419	$371,713	$—	$371,713
Service revenues	42,272	—	42,272	84,388	—	84,388

Total revenues	230,691	—	230,691	456,101	—	456,101

Cost of revenues:
Cost of product revenues	80,483	3,849 (a)	76,634	158,490	8,885 (c)	149,605
Cost of service revenues	19,591	617 (b)	18,974	40,060	1,370 (b)	38,690

Total cost of revenues	100,074	4,466	95,608	198,550	10,255	188,295

Gross profit	130,617	(4,466)	135,083	257,551	(10,255)	267,806

Operating expenses:
Sales and marketing	66,553	2,611 (b)	63,942	132,786	4,511 (b)	128,275
Research and development	28,075	1,888 (b)	26,187	56,528	3,761 (b)	52,767
General and administrative	12,728	1,602 (b)	11,126	26,317	3,477 (b)	22,840
Acquisition-related costs	—	—	—	—	—	—
Amortization of purchased intangibles	1,434	1,434	—	2,898	2,898	—
Restructuring costs	427	427	—	6,844	6,844	—
Litigation reserves and payments	—	—	—	—	—	—

Total operating expenses	109,217	7,962	101,255	225,373	21,491	203,882

Operating income	21,400	(12,428)	33,828	32,178	(31,746)	63,924

Other income (expense), net	(1,077)	—	(1,077)	(1,358)	—	(1,358)

Income before provision for income taxes	20,323	(12,428)	32,751	30,820	(31,746)	62,566
Provision for income taxes	4,998	(3,426)	8,424	7,470	(8,259)	15,729

Net income	$15,325	$(9,002)	$24,327	$23,350	$(23,487)	$46,837

Basic net income per share	$0.18	$(0.11)	$0.29	$0.28	$(0.28)	$0.56

Diluted net income per share	$0.18	$(0.11)	$0.29	$0.28	$(0.27)	$0.55

Weighted average shares outstanding for basic net income per share	83,753		83,753	83,689		83,689

Weighted average shares outstanding for diluted net income per share	85,054		85,054	84,652		84,652

(a)	Excluded amount includes $3,354 related to the amortization of purchased intangibles for core and existing technologies, $421 for stock-based compensation expense recorded in accordance with SFAS 123R, “Share-Based Payment,” during the period and $74 related to the effect of stock-based compensation on warranty expense rates.
(b)	Excluded amount represents stock-based compensation expense recorded in accordance with SFAS 123R, “Share-Based Payment,” during the period.
(c)	Excluded amount includes $6,680 related to the amortization of purchased intangibles for core and existing technologies, $1,050 related to past license fees claims, $969 for stock-based compensation expense recorded in accordance with SFAS 123R, “Share-Based Payment,” during the period and $186 related to the effect of stock-based compensation on warranty expense rates.

POLYCOM, INC.

GAAP to Non-GAAP Reconciliation

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended June 30, 2008			Six Months Ended June 30, 2008
	GAAP	Excluded	Non-GAAP	GAAP	Excluded	Non-GAAP
Revenues:
Product revenues	$233,845	$—	$233,845	$456,296	$—	$456,296
Service revenues	37,736	—	37,736	74,205	—	74,205

Total revenues	271,581	—	271,581	530,501	—	530,501

Cost of revenues:
Cost of product revenues	97,947	4,189 (a)	93,758	188,134	8,683 (c)	179,451
Cost of service revenues	19,764	831 (b)	18,933	38,018	1,901 (b)	36,117

Total cost of revenues	117,711	5,020	112,691	226,152	10,584	215,568

Gross profit	153,870	(5,020)	158,890	304,349	(10,584)	314,933

Operating expenses:
Sales and marketing	76,042	3,534 (b)	72,508	149,903	6,704 (b)	143,199
Research and development	36,501	2,883 (b)	33,618	71,435	5,797 (b)	65,638
General and administrative	15,028	2,334 (b)	12,694	29,922	4,502 (b)	25,420
Acquisition-related costs	3	3	—	162	162	—
Amortization of purchased intangibles	1,810	1,810	—	3,637	3,637	—
Restructuring costs	839	839	—	4,454	4,454	—
Litigation reserves and payments	1,163	1,163	—	7,401	7,401	—

Total operating expenses	131,386	12,566	118,820	266,914	32,657	234,257

Operating income	22,484	(17,586)	40,070	37,435	(43,241)	80,676

Other income (expense), net	936	—	936	5,182	—	5,182

Income before provision for income taxes	23,420	(17,586)	41,006	42,617	(43,241)	85,858
Provision for income taxes	5,578	(4,721)	10,299	10,569	(11,840)	22,409

Net income	$17,842	$(12,865)	$30,707	$32,048	$(31,401)	$63,449

Basic net income per share	$0.21	$(0.15)	$0.36	$0.37	$(0.36)	$0.73

Diluted net income per share	$0.20	$(0.15)	$0.35	$0.36	$(0.35)	$0.71

Weighted average shares outstanding for basic net income per share	86,357		86,357	87,441		87,441

Weighted average shares outstanding for diluted net income per share	88,204		88,204	89,225		89,225

(a)	Excluded amount includes $3,448 related to the amortization of purchased intangibles for core and existing technologies, $644 for stock-based compensation expense recorded in accordance with SFAS 123R, “Share-Based Payment,” during the period and $97 related to the effect of stock-based compensation on warranty expense rates.
(b)	Excluded amount represents stock-based compensation expense recorded in accordance with SFAS 123R, “Share-Based Payment,” during the period.
(c)	Excluded amount includes $6,941 related to the amortization of purchased intangibles for core and existing technologies, $1,450 for stock-based compensation expense recorded in accordance with SFAS 123R, “Share-Based Payment,” during the period and $292 related to the effect of stock-based compensation on warranty expense rates.

POLYCOM, INC.

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	June 30, 2009	December 31, 2008
ASSETS
Current assets
Cash and cash equivalents	$198,784	$165,669
Investments	168,514	152,407
Trade receivables, net	111,956	126,497
Inventories	78,417	89,730
Deferred taxes	31,161	29,295
Prepaid expenses and other current assets	30,229	34,207

Total current assets	619,061	597,805

Property and equipment, net	78,806	77,294
Long-term investments	8,190	6,420
Goodwill	494,535	495,083
Purchased intangibles, net	55,742	65,369
Deferred taxes	20,923	19,415
Other assets	13,234	16,298

Total assets	$1,290,491	$1,277,684

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$56,233	$57,731
Accrued payroll and related liabilities	18,810	28,711
Taxes payable	5,124	—
Deferred revenue	73,759	69,238
Other accrued liabilities	47,863	58,402

Total current liabilities	201,789	214,082

Non-current liabilities
Deferred revenue	43,155	43,285
Taxes payable	25,978	35,878
Deferred taxes	2,648	2,638
Other long-term liabilities	12,165	13,459

Total liabilities	285,735	309,342

Stockholders’ equity	1,004,756	968,342

Total liabilities and stockholders’ equity	$1,290,491	$1,277,684

POLYCOM, INC.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Six Months Ended
	June 30, 2009	June 30, 2008
Cash flows from operating activities:
Net income	$23,350	$32,048
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	16,105	13,472
Amortization of purchased intangibles	9,579	10,567
Provision for doubtful accounts	247	245
Provision for excess and obsolete inventories	2,395	1,197
Non-cash stock based compensation	14,088	20,353
Excess tax benefits from stock-based compensation	—	(2,075)
Loss on disposals of property and equipment	14	68

Changes in assets and liabilities, net of the effect of acquisitions:
Trade receivables	14,295	7,723
Inventories	8,918	(24,471)
Deferred taxes	(1,492)	(486)
Prepaid expenses and other assets	633	(7,147)
Accounts payable	(1,498)	(6,594)
Taxes payable	4,030	(135)
Other accrued liabilities	(17,071)	31,001

Net cash provided by operating activities	73,593	75,766

Cash flows from investing activities:
Purchase of property and equipment	(17,083)	(19,056)
Purchases of investments	(268,245)	(206,649)
Proceeds from sale and maturity of investments	244,619	183,973

Net cash used in investing activities	(40,709)	(41,732)

Cash flows from financing activities:
Proceeds from issuance of common stock under employee option and stock purchase plans	15,606	30,001
Repurchase of common stock	(15,375)	(142,458)
Excess tax benefits from stock-based compensation	—	2,075

Net cash provided by (used in) financing activities	231	(110,382)

Net decrease in cash and cash equivalents	33,115	(76,348)
Cash and cash equivalents, beginning of period	165,669	279,560

Cash and cash equivalents, end of period	$198,784	$203,212